UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 15, 2003

LABOR READY, INC.

(Exact name of Registrant as specified in its charter)

Washington	91-1287341
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

1015 A Street

Tacoma, Washington  98402

(Address of principal executive offices, including zip code)

(253) 383-9101

(Registrant’s telephone number, including area code)

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                                (c)  Exhibits

Exhibit Number	Description
99.1	Press Release of Labor Ready, Inc. (the “Company”), dated April 15, 2003.

ITEM 9.                                                     REGULATION FD DISCLOSURE (Information required by Item 12 of Form 8-K is being furnished under this Item 9 pursuant to SEC interim filing guidance dated March 27, 2003)

On April 15, 2003, the Company issued a press release (the “Press Release”) reporting its financial results for the first quarter ended March 28, 2003, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.  In accordance with General Instruction B.2. of Form 8-K, the information contained in the Press Release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2003

LABOR READY, INC.

By:	/s/ Joseph P. Sambataro, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Labor Ready, Inc. (the “Company”), dated April 15, 2003.